                                                                    EXHIBIT 10.9


                    OIL AND GAS PROPERTY PURCHASE AGREEMENT

       THIS AGREEMENT is made and entered into this 15th day of September, 1995, by and between CUMBERLAND COMPANIES, INC., (hereinafter referred to as "CCI") a Nevada corporation, with its principal place of business at 4925 Greenville Avenue, Suite 1354, Dallas, Texas 75206, and CHARLES AND ROMANA HIBBS, having their principal place of business at 924 Panoramic, Silt, Colorado 81652.

                             W I T N E S S E T H :

       WHEREAS, CHARLES AND ROMANA HIBBS have agreed to sell to CCI certain interests in oil properties as set forth in Exhibit "A" attached hereto.

       1.     Purchase Price.

              In consideration for CCI purchasing the referenced property as set forth in Exhibit "A", CCI shall pay the sum of Two Hundred Seven Thousand, Five Hundred Fifteen Dollars and Fifty-Eight Cents ($207,515.58). Effective date to be the date of this Purchase and Sale Agreement. Said payment may be made in cash or in common stock valued at Three Dollars ($3.00) per share, or a combination of cash and stock. The common stock is to be Class A Common Stock of CCI, subject to Rule 144 under the Securities Act of 1933. Said shares shall have piggyback rights subject to terms and conditions acceptable to an underwriter approved by the management of CCI. Payment of the Two Hundred
              Seven Thousand, Five Hundred Fifteen Dollars and Fifty-Eight Cents ($207,515.58) shall be made as follows:

              1.1 Fifty-Five Thousand Three Hundred Fifty-Seven Dollars and Twenty-Two Cents ($55,357.22) payable in notes. (See attached Promissory Note), and

              1.2 One Hundred Fifty-Two Thousand, One Hundred Fifty-Eight Dollars and Thirty-Six Cents ($152,158.36), payable in Fifty Thousand Seven Hundred, Twenty (50,720) shares of Common Stock.

       2.     Closing.

              The completion of the contemplated transactions is herein designated as the Closing which shall take place on or before September 30, 1995, or such other date as the parties shall mutually agree upon.

       3.     Warranties and Representations of Cumberland Companies, Inc.

              3.1.   Corporate Organization.

                     CCI is a corporation duly organized, validly existing and in good standing under the laws of Nevada and is duly qualified to do business and has full power and authority to carry on its current business and to purchase, own, and sell its assets and properties.

              3.2    Corporate Authority.

                     The execution and delivery of this Agreement to CHARLES AND ROMANA HIBBS and the carrying out of the provisions hereof have been fully authorized by the Board of Directors of CCI.

              3.3    Binding Nature.

                     This Agreement shall be, when duly executed and delivered, a legal and binding obligation of CCI, enforceable in accordance with its terms.

              3.4    Warranties and Representations.

                     No representation or warranty by CCI in this Agreement contains, nor will it contain, any untrue statement or omission, nor will it omit to state a material fact necessary to make the statements contained herein not misleading. All representations and warranties made by CCI in this Agreement shall be true and correct as of the Closing with the same force and effect as if they had been made on and as of such date.

              3.5    Litigation.

                     There are no pending, nor, to the best knowledge and belief of CCI, threatened actions or proceedings





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
                     before any court of administrative agency or other authority which might or will materially or adversely affect CCI's ability or right to perform all of CCI's obligations hereunder.

       4.     Warranties and Representations of CHARLES AND ROMANA HIBBS

              4.1    Property Title.

                     CHARLES AND ROMANA HIBBS hereby warrant and represent that they have good and marketable title to the properties and/or property interests, which are the subject to this Agreement, and that the properties and/or property interests are free and clear from any liens, or other obligations, and that there is no litigation pending or threatened against said properties and/or property interests.

              4.2    Authority to Sign.

                     CHARLES AND ROMANA HIBBS warrant and represent that they have full authority, as owners of the properties and/or property interests, to enter into this Agreement with CCI.

              4.3    Binding Nature.

                     This Agreement shall be, when duly executed and delivered, a legal and binding obligation of CHARLES AND ROMANA HIBBS, enforceable in accordance with its terms.

              4.4    Warranties and Representations.

                     No representation or warranty by CHARLES AND ROMANA HIBBS in this Agreement contains, nor will it contain, any untrue statement or omission, nor will it omit to state a material fact necessary to make the statements contained herein not misleading. All representations and warranties made by CHARLES AND ROMANA HIBBS in this Agreement shall be true and correct as of the Closing with the same force and effect as if they had been made on and as of such date.

              4.5    Litigation.

                     There are no pending, nor to the best knowledge and belief of CHARLES AND ROMANA HIBBS, threatened actions or proceedings before any court or administrative agency or other authority which might or will materially or adversely affect CHARLES AND ROMANA HIBBS' obligations hereunder.

       5.     Miscellaneous

              5.1    Brokerage.

                     Each party hereto represents and warrants to the other that no broker or finder is entitled to any commission, or similar fees, in connection with the making and carrying out of this Agreement.

              5.2    Sales Tax.

                     Any sales taxes which may be payable in connection with the transfer of the assets described shall be borne solely by CHARLES AND ROMANA HIBBS.

              5.3    Notices and Communications.

                     Any notice, payment request, instruction, or other document to be delivered hereunder shall be deemed sufficiently given if in writing and delivered personally or mailed by Certified Mail, postage prepaid, if to CCI addressed to CUMBERLAND COMPANIES, INC. at the address first set forth above, and if addressed to CHARLES AND ROMANA HIBBS, at the address first set forth above, unless in each case CCI or CHARLES AND ROMANA HIBBS shall have notified the other in writing of a different address.

              5.4    Non-Waiver.

                     No delay or failure on their part or either part in exercising any right hereunder, and no partial or single exercise thereof, will constitute a waiver of such right or any other right hereunder.





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
              5.5    Headings.

                     Headings in this Agreement are for convenience only and are not to be used for interpreting or construing any provision hereof.

              5.6    Governing Law.

                     This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada.

              5.7    Counterparts.

                     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

              5.8    Binding Nature.

                     The provisions of this Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and/or assigns.

              5.9    Survival of Representations and Warranties.

                     Except as otherwise expressly provided in this Agreement or the Exhibit "A" attached, the representations and warranties of CCI and CHARLES AND ROMANA HIBBS extended hereunder shall survive the Closing. Each party against whom liability is asserted under the provisions of this Agreement shall be given the opportunity to participate, directly or through its authorized representative, at the cost and expense, in the conduct of any negotiations relating to the statements of any liability or any other proceeding instituted by any third party against either CCI or CHARLES AND ROMANA HIBBS, as the case may be, giving rise to alleged breach.

              5.10   Expenses.

                     Except as otherwise expressly provided herein, each party shall pay all of its own expenses incidental to the negotiations and preparation of the documentation relating to this Agreement and for entering into and carrying out the terms and conditions of this Agreement and consummating the transactions, irrespective of whether the transactions contemplated shall be consummated.

              5.11   Payment of Taxes.

                     All fees, costs, charges, and expenses payable to any federal, state, or municipal authority, including without limitations, all filing fees, documentary stamps and transfer, sales and other taxes required to be paid, or imposed in connection with the transfer of any of CHARLES AND ROMANA HIBBS' assets pursuant to the terms of this Agreement shall be paid by CHARLES AND ROMANA HIBBS.

              5.12   Amendments, Successors and Assigns.

                     This Agreement may be amended only by an instrument signed by the authorized representatives of the parties hereto. Neither party may assign any of its rights, obligations, or liabilities arising hereunder without the prior written consent of the other, except as otherwise provided herein, and any such assignment or attempted assignment shall be null and void.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized representatives as of the date first above written.


CUMBERLAND COMPANIES, INC.

By: /s/ C. E. JUSTICE                   /s/ CHARLES HIBBS
   ------------------------------       ----------------------------------------
   C. E. Justice, President             Charles Hibbs

Date: September 22, 1995                /s/ ROMANA HIBBS
     ----------------------------       ----------------------------------------
                                        Romana Hibbs

                                        Date: September 21, 1995
                                             -----------------------------------

ATTEST:                                 [SEAL]

By: /s/ EDDYE DREYER            3       State of Colorado
   ------------------------------       County of Montrose
    Eddye Dreyer, Assistant Secretary


                                        Subscribed and sworn to before me this
                                        21st day of September, 1995, by Charles
                                        Hibbs and Romana Hibbs.

                                                /s/ DEBRA L. ENSLEY
                                             -------------------------
                                                   Notary Public

                                           MY COMMISSION EXPIRES 3/27/99



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                              E X H I B I T  " A "

                           MALLORY - SLEMMONS PROJECT

WELL LISTING

      WELLS                       WELL NO.                  LEASE NO.
--------------------------------------------------------------------------------
Willie Mae Slemmons               43-(037850)               _____________
Mallory #1 Well                   43-(036010)               43-001A,B,C,D
Mallory #2 Well                   43-(036015)               43-001A,B,C,D
Mallory #3 Well                   43-(036020)               43-001A,B,C,D
Bert Slemmons Well                43-(037855)               43-002 A - H
Harold Slemmons #1 Well           43-(037865)               43-003 A - Q
Harold Slemmons 2D Well           43-(______)               43-003 A - Q
Curtis Slemmons Well              43-(037860)               43-_________

LEASE LISTING

LEASE NO.     DESCRIPTION OF LEASES
--------------------------------------------------------------------------------
43-001A       Oil, Gas and Mineral Lease dated August 1, 1981, from William
              Gross, as Lessor, to Mike Austin, as Lessee, recorded in Volume
              572, Page 435, Deed Records of Palo Pinto County, Texas.

43-001B Oil, Gas and Mineral Lease dated August 1, 1981, from Robert Gross, as Lessor, to Mike Austin, as Lessee, recorded in Volume 573, Page 733, Deed Records of Palo Pinto County, Texas.

43-001C Oil, Gas and Mineral Lease dated July 23, 1980, from Daube Partnership, Ltd., an Oklahoma Limited Partnership, and The Carol Sutton Trust, Carol Daube Sutton, Jack M. Newman and James
              W. Williams, Trustees, as Lessors, to Mike Austin, as Lessee, recorded in Volume 552, Page 629, Deed Records of Palo Pinto County, Texas.

43-001D Oil, Gas and Mineral Lease dated July 31, 1980, from Westheimer-Neustadt Corporation, a Delaware Corporation, as Lessor, to Mike Austin, as Lessee, recorded in Volume 552, Page 626, Deed Records of Palo Pinto County, Texas.

43-002A Oil, Gas and Mineral Lease dated January 2, 1984, from Tom A. Myers, as Court appointed Receiver for Great Central Oil Company,
              C. L. Garrett, W. A. Stagner, Olive E. Russell and J. E. Dement, as Lessors, to Austex Energy, Inc., as Lessee, recorded in Volume 632, Page 580, Deed Records of Palo Pinto County, Texas.

43-002B Oil, Gas and Mineral Lease dated January 2, 1984, from Rosa L. Boarman Truhe, as Lessor, to Austex Energy, Inc., as Lessee, recorded in Volume 632, Page 582, Deed Records of Palo Pinto County, Texas.

43-002C Oil, Gas and Mineral Lease dated January 21, 1984, from W. C. Boarman, as Lessor, to Austex Energy, Inc., as Lessee, recorded in Volume 632, Page 584, Deed Records of Palo Pinto County, Texas.

43-002D Oil, Gas and Mineral Lease dated January 2, 1984, from Truma Sue Kirkpatrick, as Lessor, to Austex Energy, Inc., as Lessee, recorded in Volume 632, Page 588, Deed Records of Palo Pinto County, Texas.

43-002E Oil, Gas and Mineral Lease dated January 17, 1984, from Marvin T. Brown, as Lessor, to Austex Energy, Inc., as Lessee, recorded in Volume 623, Page 112, Deed Records of Palo Pinto County, Texas.

43-002F Oil, Gas and Mineral Lease dated January 2, 1984, from Carolyn Boarman Elliott, as Lessor, to Austex Energy, Inc., as Lessee, recorded in Volume 632, Page 586, Deed Records of Palo Pinto County, Texas.

43-002G Oil, Gas and Mineral Lease dated January 6, 1984, from Curtis Slemmons and Margie Stoker, as Lessors, to Mike Austin, as Lessee, recorded in Volume 617, Page 314, Deed Records of Palo Pinto County, Texas.

43-002H Oil, Gas and Mineral Lease dated February 15, 1981, from Willie Mae Slemmons, as Lessor, to Mike Austin, as Lessee, recorded in Volume 562, Page 515, Deed Records of Palo Pinto County, Texas.

43-003A Oil, Gas and Mineral Lease dated January 6, 1982, from Carolyn Boarman Elliott, as Lessor, to Mike Austin, as Lessee, recorded in Volume 584, Page 545, Deed Records of Palo Pinto County, Texas.

43-003B Oil, Gas and Mineral Lease dated January 6, 1984, from W. C. Boarman, as Lessor, to Mike Austin, as Lessee, recorded in Volume 584, Page 548, Deed Records of Palo Pinto County, Texas.

43-003C Oil, Gas and Mineral Lease dated June _, 1980, but executed as of November 8, 1980, from Willie Mae Slemmons and Erby C. Slemmons, as Lessor, to Mike Austin, as Lessee, recorded in Volume 559, Page 212, Deed Records of Palo Pinto County, Texas.

43-003D Oil, Gas and Mineral Lease dated November 25, 1980, from Harold Slemmons and wife, Maxine Slemmons, as Lessors, to Mike Austin, as Lessee, recorded in Volume 557, Page 965, Deed Records of Palo Pinto County, Texas.

43-003E Oil, Gas and Mineral Lease dated August _, 1980, from David Michael Boarman, Bonita Boarman Duck, Mary Boarman McCutchen, Helen Jo Boarman Mata, Carolyn Boarman Elliott and W. C. Boarman, as Lessors, to Mike Austin, as Lessee, recorded in Volume 571, Page 362, Deed Records of Palo Pinto County, Texas.

43-003F Oil, Gas and Mineral Lease dated August _, 1980, from Ruby E. Williams and R. H. Williams, as Lessors, to Mike Austin, as Lessee, recorded in Volume 553, Page 554, Deed Records of Palo Pinto County, Texas.

43-003G Oil, Gas and Mineral Lease dated July 1, 1980, from Marvin F. Brown, Florence Boarman, Joseph R. Boarman (and Rhuben Johnston), as Lessors, to Mike Austin, as Lessee, recorded in Volume 553, Page 550, Deed Records of Palo Pinto County, Texas.

43-003H Oil, Gas and Mineral Lease dated August __, 1980, from Reuben L. Boarman, Truma Sue Kirkpatrick, Rosa L. Truhe and Robert E. Boarman, as Lessors, to Mike Austin, as Lessee, recorded in Volume 553, Page 558, Deed Records of Palo Pinto County, Texas.

43-003I Oil, Gas and Mineral Lease dated August _, 1980, from Louise Brown Blake, through her attorney-in-fact, Betty Blake White, as Lessor, to Mike Austin, as Lessee, recorded in Volume 557, Page 961, Deed Records of Palo Pinto County, Texas.

43-003J Oil, Gas and Mineral Lease dated August 15, 1981, from Helen Jo Boarman Mata, as Lessor, to Mike Austin, as Lessee, recorded in Volume 572, Page 437, Deed Records of Palo Pinto County, Texas.

43-003K Oil, Gas and Mineral Lease dated September _, 1980, from Ruth Jones, as Lessor, to Mike Austin, as Lessee, recorded in Volume 555, Page 888, Deed Records of Palo Pinto County, Texas.

43-003L Oil, Gas and Mineral Lease dated September _, 1980, from Allen F. Disharoon, Jr., and wife, Rosa Disharoon, as Lessors, to Mike Austin, as Lessee, recorded in Volume 555, Page 885, Deed Records of Palo Pinto County, Texas.

43-003M Oil, Gas and Mineral Lease dated September _, 1980, from Col. Jerry Disharoon, as Lessor, to Mike Austin, as Lessee, recorded in Volume 555, Page 882, Deed Records of Palo Pinto County, Texas.

43-003N Oil, Gas and Mineral Lease dated September _, 1980, from Terry Lynn McCullough, as Lessor, to Mike Austin, as Lessee, recorded in Volume 557, Page 364, Deed Records of Palo Pinto County, Texas.

43-003O Oil, Gas and Mineral Lease dated September _, 1980, from Jeanne Margaret Johnston, as Lessor, to Mike Austin, as Lessee, recorded in Volume 557, Page 359, Deed Records of Palo Pinto County, Texas.

43-003P Oil, Gas and Mineral Lease dated October 30, 1980, from A. D. Crawford, and wife, Elizabeth Crawford, as Lessors, to Mike Austin, as Lessee, recorded in Volume 557, Page 356, Deed Records of Palo Pinto County, Texas.

43-003Q Oil, Gas and Mineral Lease dated June 15, 1981, from Margie Slemmons Stoker, as Lessor, to Mike Austin, as Lessee, recorded in Volume 569, Page 480, Deed Records of Palo Pinto County, Texas.

43-004A Oil, Gas and Mineral Lease dated November 25, 1980, from Harold Slemmons and wife, Maxine Slemmons, as Lessors, to Mike Austin, as Lessee, recorded in Volume 557, Page 965, Deed Records of Palo Pinto County, Texas.

43-004B Oil, Gas and Mineral Lease dated July 31, 1980, from Westheimer-Neustadt Corporation, a Delaware Corporation, as Lessor, to Mike Austin, as Lessee, recorded in Volume 552, Page 623, Deed Records of Palo Pinto County, Texas.